UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
November 7, 2018
Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

1299 Ocean Avenue, Suite 1000, Santa Monica, California	90401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (310) 255-7700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                             Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01  Other Events

Material U.S. Federal Income Tax Considerations
In order to reflect changes in tax law as a result of the Tax Cuts and Jobs Act of 2017, we are providing the information included in this Current Report on Form 8-K on Exhibit 99.1 attached hereto. Such information supersedes, in its entirety, the discussions of material US federal income tax considerations contained in (or deemed to be incorporated in) the following registration statements, and any related prospectuses, that we have filed with the Securities and Exchange Commission, as the same may be amended:
(1) Registration Statement (Form S-3 No. 333-147483) of Douglas Emmett, Inc.,
(2) Registration Statement (Form S-3 No. 333-167431) of Douglas Emmett, Inc.,
(3) Registration Statement (Form S-3 No. 333-183879) of Douglas Emmett, Inc.,
(4) Registration Statement (Form S-3 No. 333-206073) of Douglas Emmett, Inc.,
(5) Registration Statement (Form S-8 No. 333-212129) pertaining to the Douglas Emmett, Inc. 2016 Omnibus Stock Incentive Plan, and
(6) Registration Statement (Form S-3 No. 333-219731) of Douglas Emmett, Inc.

Exhibit 99.1 is filed with this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

Exhibit No.        Description

99.1            Material U.S. Federal Income Tax Considerations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.
Dated:	November 7, 2018	By:	/s/ MONA M. GISLER
Mona M. Gisler
Chief Financial Officer